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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of report (Date of earliest event reported)     June 17, 2003

	              FIRST AMERICAN CAPITAL CORPORATION
	     (Exact Name of Registrant as Specified in Its Charter)

	                          Kansas
	        (State or Other Jurisdiction of Incorporation)

        0-25679                          48-1187574
        (Commission File Number)         (I.R.S. Employer Identification No.)

	              1303 S.W. First American Place
	                 Topeka, Kansas  66604
	   (Address of Principal Executive Offices)  (Zip Code)

	                      (913) 267-7077
	   (Registrant's Telephone Number, Including Area Code)

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Item 5	Other Events

On June 17, 2003, First American Capital Corporation (the "Company") mailed a letter to its shareholders regarding the status of the contested election for its Board of Directors.


Item 7  Financial Statements and Exhibits.

(c) The following exhibit is filed as part of this current report on Form 8-K.

	Exhibit Number	Description

		99	Letter to Shareholders



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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



				         First American Capital Corporation
				                         (Registrant)


Date June 20, 2003                            By   /s/ Harland Priddle
				                         (Signature)
				              Harland Priddle, Chairman
				              of the Board of Directors